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                                                                   Exhibit 23(A)

                         INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Post Effective Amendment No. 1 to Registration Statement No. 333-81573 of Duke Energy Corporation on Form S-3 of our report dated February 12, 1999 appearing in the annual report on Form 10-K of Duke Energy Corporation for the year ended December 31, 1998, and to the reference to us under the heading "Experts" in the Prospectus which is a part of such Registration Statement.

DELOITTE & TOUCHE LLP

September 29, 1999